Exhibit 10.2

Execution Version
AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

    THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 7, 2025 (this “Amendment”), is among COCA-COLA CONSOLIDATED, INC., a Delaware corporation (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent (in such capacity, the “Administrative Agent”), and each of the Lenders party hereto.

RECITALS:

A.The Borrower, the lenders from time to time party thereto (collectively, the “Lenders”) and the Administrative Agent have entered into an Amended and Restated Credit Agreement dated as of June 10, 2024 (as in effect on the date hereof, the “Existing Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as defined below).
B.The Borrower, the Administrative Agent and the Lenders have agreed to amend the Existing Credit Agreement as set forth below.
C.Subject to the terms and conditions set forth below, the Administrative Agent and the Lenders party hereto agree to provide such amendments.
    In furtherance of the foregoing, the parties agree as follows:
    Section 1.    AMENDMENTS TO CREDIT AGREEMENT. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Existing Credit Agreement is hereby amended (as so amended, the “Credit Agreement”) by replacing the definition of “Change in Control” set forth in Section 1.1 therein with the definition set forth below:

“Change in Control” means that:
(a)any “person” or “group” (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable, except that for purposes of this paragraph (a) such person or group shall be deemed to have “beneficial ownership” of all shares that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), other than (i) The Coca-Cola Company, (ii) other shareholders of the Borrower as of the date hereof and (iii) J. Frank Harrison III, his spouse and the lineal descendants of either of the foregoing (or trusts, corporations, partnerships, limited partnerships, limited liability companies or other estate planning vehicles for the benefit thereof), is or becomes the “beneficial owner” (as such term is used in Rule 13d-3 promulgated pursuant to the Exchange Act), directly or indirectly, of more than 50% of the aggregate voting power of all voting shares of the Borrower; or
(b)during any period of 25 consecutive calendar months, a majority of the Board of Directors of the Borrower shall no longer be composed of individuals (i) who were members of said Board on the first day of such period, (ii) whose election or nomination to said Board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of said Board and (iii) whose election or nomination to said Board was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of said Board.
The amendments to the Existing Credit Agreement are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Existing Credit Agreement (including any Schedules or Exhibits thereto) or any other Loan Document are intended to be affected hereby.

Section 2.    CONDITION PRECEDENT. The parties hereto agree that the amendments set forth in Section 1 above shall be effective as of the date first written above upon the receipt by the Administrative Agent of counterparts of this Amendment, duly executed and delivered by the Borrower, the Administrative Agent and Lenders constituting Required Lenders.

    Section 3.    REPRESENTATIONS AND WARRANTIES. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

    (a)    The representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof, as though made on and as of the date hereof (unless expressly stated to relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

    (b)    Since December 31, 2023, no Material Adverse Change has occurred.

    (c)    No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.

(d)    This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of this Agreement is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing.

Section 4.    MISCELLANEOUS.

    (a)    Ratification and Confirmation of Loan Documents. The Borrower hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which the Borrower is a party, in each case upon and after the effectiveness of such amendments.

    (b)    Fees and Expenses. The Borrower shall pay and reimburse on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent in accordance with Section 10.4(a) of the Credit Agreement.

    (c)    Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

    (d)    Governing Law; Waiver of Jury Trial. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and shall be further subject to the provisions of Sections 10.7 and 10.11 of the Credit Agreement.

    (e)    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

    (f)    Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in a writing in accordance with Section 10.1 of the Credit Agreement.

    (g)    Severability. In case any provision in this Amendment shall be held to be invalid, illegal or unenforceable, such provision shall be severable from the rest of this Amendment, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(h)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, each Lender and their respective successors and assigns (subject to Section 10.6 of the Credit Agreement).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

    The following parties have caused this Amendment to be executed as of the date first written above.

BORROWER:

COCA-COLA CONSOLIDATED, INC.

By:	/s/ Matthew J. Blickley
Name:	Matthew J. Blickley
Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

ADMINISTRATIVE AGENTS AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:	/s/ Ryan Tegeler
Name:	Ryan Tegeler
Title:	Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

BANK OF AMERICA, N.A., as Lender

By:	/s/ Robert D. Davis, III
Name:	Robert D. Davis, III
Title:	Senior Vice-President

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Michael Bruschi
Name:	Michael Bruschi
Title:	Senior Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

TRUIST BANK, as Lender

By:	/s/ John P. Wofford
Name:	John P. Wofford
Title:	Authorized Officer

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page